Hartford Life Insurance Company Separate Account Three:
333-119414	The Director M
Director M Platinum
AmSouth Variable Annuity M
The Director M Select
The Huntington Director M
Fifth Third Director M
Wells Fargo Director M
Classic Director M
Director M Ultra
333-119419	Director M Access
333-119422	The Director M Plus
AmSouth Variable Annuity M Plus
The Director M Select Plus
333-119417	The Director M Outlook
Director M Platinum Outlook
AmSouth Variable Annuity M Outlook
The Director M Select Outlook
Huntington Director M Outlook
Wells Fargo Director M Outlook
Classic Director M Outlook

Hartford Life and Annuity Company Separate Account Three:
333-119418	The Director M
Wells Fargo Director M
333-119423	Director M Access
333-119416	The Director M Plus
333-119421	The Director M Outlook
Wells Fargo Director M Outlook

Hartford Life Insurance Company Separate Account Seven:
333-101932	Hartford Leaders (Series II/IIR/III)
Wells Fargo Leaders (Series I/IR/II)
Hartford Leaders /Chase (Series I/II)
Classic Hartford Leaders
Hartford Leaders Select
Huntington Hartford Leaders
Hartford Select Leaders (Series V)
333-101937	Hartford Leaders Access (Series II/IIR/III)
333-101948	Hartford Leaders Plus (Series II/IIR/III)
333-101954	Hartford Leaders Outlook (Series II/IIR/III)
Nations Outlook Variable Annuity (Series II/IIR/III)
Huntington Hartford Leaders Outlook (Series II/IIR/III)
Classic Hartford Leaders Outlook (Series II/IIR/III)
Wells Fargo Leaders Outlook (Series I/IR/II)
Hartford Leaders Select Outlook
Hartford Select Leaders Outlook (Series III)

Hartford Life and Annuity Insurance Company Separate Account Seven:
333-101933	Hartford Leaders (Series II/IIR/III)
Wells Fargo Leaders (Series I/IR/II)
Hartford Select Leaders (Series V)
333-101936	Hartford Leaders Access (Series II/IIR/III)
333-101949	Hartford Leaders Plus (Series II/IIR/III)
333-101955	Hartford Leaders Outlook (Series II/IIR/III)
Wells Fargo Leaders Outlook (Series I/IR/II)
Hartford Select Leaders Outlook (Series III)

Supplement Dated June 25, 2008 to your Prospectus Dated May 1, 2008

Supplement Dated June 25, 2008 to your Prospectus

In Section 7.d. – The Hartford’s Principal First, the third paragraph under the subsection entitled, “How is the charge for this rider calculated?” is deleted and replaced with the following:

We also reserve the right to increase the charge for this rider up to a maximum rate of 0.75% any time on or after the fifth anniversary of electing this rider or five years from the date from which we last notified you of a fee increase, whichever is later. The fee increase will only apply if you elect to step-up your Benefit Amount. Subject to limitation, we also reserve the right to charge a different fee for this rider to any new Contract Owners as a result of a change of ownership of this Contract.

In Section 7.d. – The Hartford’s Principal First, the seventh bullet under the subsection entitled, “Other Information” is deleted and replaced with the following:

•                  The fee for this rider may increase if and when a step-up is elected. There are no assurances as to the fee we will be charging at the time of each step-up. This is subject to the maximum fee disclosed in the Synopsis and this section.

In Appendix I – Examples, under the subsection, “The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios,” the “New Contract Value” under Examples 21 and 22 is replaced with $2,000.

This Supplement Should Be Retained With The Prospectus For Future Reference.

HV-6713